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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 13, 2008

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                        000-28027                90-0093439
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)

                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 473-0850

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

On February 13, 2008, Global Beverage Solutions, Inc. (the "Company" or "our") issued 4,592,593 shares of our common stock, par value $0.001, to Melton Management Ltd. ("Melton") pursuant to the conversion of $31,000 in principle of our convertible debt held by Melton. The convertible debt was initially sold to Melton pursuant to a Note Purchase Agreement between the Company and Melton executed on July 6, 2007 (the "Note Purchase Agreement"). The conversion price at which the convertible debt was converted into shares of our common stock, as determined pursuant to the Note Purchase Agreement, was $0.00675.

The Note Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

The issuance of our common stock to Melton pursuant to the conversion of the convertible debt, as described in the previous paragraph, is exempt from registration under Sections 3(a)(9) and/or 4(2) of the Securities Act of 1933, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

      Exhibit No.          Title
      -----------          -----

       10.1 Note Purchase Agreement (incorporated herein by reference to Exhibit 10.1 of our current report on Form 8-K, filed July 6, 2007).




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 15, 2008                    GLOBAL BEVERAGE SOLUTIONS, INC.


                                            By:  /s/ Jerry Pearring
                                                 -------------------------------
                                                 Jerry Pearring
                                                 President and Chief Executive
                                                 Officer